                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) NOVEMBER 17, 1994



                              GRUBB & ELLIS COMPANY
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                      1-8122              94-1424307
(State or Other Jurisdiction       (Commission File      (I.R.S. Employer
     of Incorporation)                  Number)         Identification No.)

          ONE MONTGOMERY STREET
              TELESIS TOWER
        SAN FRANCISCO, CALIFORNIA                                94104
(Address of Principal Executive Offices)                       (Zip Code)


                                 (415) 956-1990
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     In Form 8-K dated November 17, 1994, Grubb & Ellis Company reported its sale of certain assets related to its Southern California residential brokerage operations to Newco Realty Corporation. The following pro forma financial statements are included in this Form 8-K in connection with such disposition.

(b)  PRO FORMA FINANCIAL INFORMATION.

1) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1993.
2) Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 1994.
3)   Notes to Pro Forma Condensed Consolidated Financial Statements.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GRUBB & ELLIS COMPANY
                                        (Registrant)



Date: December 22, 1994                 By:   /s/ James E. Klescewski
                                           ----------------------------
                                                 James E. Klescewski
                                                 Vice President and Controller

              Pro Forma Condensed Consolidated Financial Statements



Effective November 17, 1994, Grubb & Ellis Company (the "Company") sold certain assets related to its Southern California residential brokerage operations to Newco Realty Corporation (the "Buyer"). The Company had operated nine residential brokerage offices in Southern California. Primary consideration for the transaction was the assumption by the Buyer of the Company's obligations, in full, under certain real property and equipment leases related to the sold operations. In addition, the Buyer entered into an agreement to pay the Company a portion of the real estate commissions to be received from certain pending real estate transactions and listings and made a cash payment representing the proration of certain prepaid expenses.

Set forth below are unaudited pro forma condensed consolidated statements of operations of Grubb & Ellis Company for the year ended December 31, 1993, which give effect to the disposition of its Southern California residential brokerage operations as if the disposition had occurred on January 1, 1993. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1994 are not presented because there are no pro forma adjustments. Had the disposition of the Southern California residential brokerage operations occurred on January 1, 1994, total revenues of $1,931,000 and total expenses of $1,931,000 included in the "Other, net" expense line would not have been recognized. Also set forth below are unaudited pro forma condensed consolidated balance sheets as of September 30, 1994, which give effect to the disposition as if the disposition had occurred September 30, 1994.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of the results of the Company's operations that would have actually occurred had the disposition taken place on the dates assumed.

ITEM 7.   PRO FORMA FINANCIAL INFORMATION

                     GRUBB & ELLIS COMPANY AND SUBSIDIARIES
            Pro Forma Condensed Consolidated Statements of Operations
               (in thousands, except per share amounts and shares)

                                                                       Year Ended December 31, 1993
                                                             -------------------------------------------------
                                                                                 Pro Forma          Pro Forma
                                                             Historical         Adjustments        (unaudited)
                                                             ----------         -----------        -----------
Revenue:
  Commercial real estate brokerage
    commissions                                              $ 141,875          $    --             $ 141,875

  Residential real estate brokerage commissions                 20,266            (17,152)(a)           3,114

  Real estate services fees                                     38,590                (30)(a)          38,560

  Interest income                                                  442               --                   442

  Other                                                            551                 (1)(a)             550
                                                             ---------          ---------           ---------

     Total revenue                                             201,724            (17,183)            184,541
                                                             ---------          ---------           ---------

Cost and expenses:

  Real estate brokerage and other commissions                  100,250            (12,031)(b)          88,219

  Selling, general and administrative                           55,958             (4,504)(b)          51,454

  Salaries and wages                                            44,780             (1,993)(b)          42,787

  Interest expense                                                 333                (11)(b)             322

  Interest expense to related parties                            2,255               --                 2,255

  Depreciation and amortization                                  2,287               (104)(b)           2,183

  Special charges and unusual items                             13,494               --                13,494
                                                             ---------          ---------           ---------

     Total costs and expenses                                  219,357            (18,643)            200,714
                                                             ---------          ---------           ---------

  Loss before income taxes                                     (17,633)             1,460             (16,173)

  Provision for income taxes                                      (575)                 1(c)             (574)
                                                             ---------          ---------           ---------

     Net loss                                                $ (18,208)         $   1,461           $ (16,747)
                                                             ---------          ---------           ---------
                                                             ---------          ---------           ---------


  Undeclared dividends (accretion of liquidation
    preference) on preferred stock                           $  (2,196)                             $  (2,196)

  Net loss applicable to common stock                        $ (20,404)         $   1,461           $ (18,943)

  Net loss per common share and equivalents                  $   (5.08)         $     .37           $   (4.71)

  Weighted average common shares                             4,019,795                              4,019,795



       See notes to pro forma condensed consolidated financial statements.

                     GRUBB & ELLIS COMPANY AND SUBSIDIARIES
                 Pro Forma Condensed Consolidated Balance Sheets
                                 (in thousands)
                                   (unaudited)

                                     ASSETS

                                                                                                    Pro Forma
                                                            September 30,        Pro Forma        September 30,
                                                                1994            Adjustments           1994
                                                            ------------        -----------       ------------
Current Assets

  Cash and cash
    equivalents                                               $ 10,745          $     79(d)         $ 10,824

  Real estate brokerage
    commissions receivable                                       2,401               250(d)            2,651

  Real estate services
    fees and other commissions
    receivable                                                   3,375                                 3,375

  Other receivables                                              2,824                                 2,824

  Prepaid and other current assets                               2,764              (307)(d)           2,457
                                                              --------          --------            --------
     Total current assets                                       22,109                22              22,131

Noncurrent Assets

  Real estate brokerage
    commissions receivable                                         457                                   457

  Real estate investments held for
    sale and real estate owned                                     915                                   915

  Equipment and leasehold
    improvements, net                                            5,160              (227)(d)           4,933

Other assets                                                     2,631                                 2,631
                                                              --------          --------            --------

     Total assets                                             $ 31,272          $   (205)           $ 31,067
                                                              --------          --------            --------
                                                              --------          --------            --------



       See notes to pro forma condensed consolidated financial statements.

                     GRUBB & ELLIS COMPANY AND SUBSIDIARIES
           Pro Forma Condensed Consolidated Balance Sheets, continued
               (in thousands, except per share amounts and shares)
                                   (unaudited)

                                                                                                    Pro Forma
                                                            September 30,        Pro Forma        September 30,
                                                                1994            Adjustments           1994
                                                            ------------        -----------       ------------
LIABILITIES

Current Liabilities
  Notes payable and current portion
    of long-term debt                                         $    506                              $    506
  Current portion of notes payable and long-term
    debt to related parties                                      6,000                                 6,000
  Accounts payable                                               1,079                                 1,079
  Compensation and employee benefits payable                     8,321                                 8,321
  Deferred commissions payable                                     540                                   540
  Accrued severance obligations                                  1,237                                 1,237
  Accrued office closure costs                                   2,553            (1,305)(e)           1,248
  Accrued claims and settlements                                 3,715                                 3,715
  Other accrued expenses                                         6,665               (79)(e)           6,586
                                                              --------          --------            --------
     Total current liabilities                                  30,616            (1,384)             29,232

Long-Term Liabilities
  Notes payable and long-term debt,
    net of current portion                                         702                                   702
  Notes payable and long-term debt
    to related party, net of current portion                    24,678                                24,678
  Accrued claims and settlements                                13,068                                13,068
  Accrued severance obligations                                    287                                   287
  Accrued office closure costs                                   2,496                                 2,496
  Other                                                            265              --                   265
                                                              --------          --------            --------
     Total liabilities                                          72,112            (1,384)             70,728
                                                              --------          --------            --------

Commitments and contingencies                                     --                --                  --
                                                              --------          --------            --------

REDEEMABLE PREFERRED STOCK

12% Senior convertible preferred stock, $100.00 per
  share redemption value: 137,160 shares outstanding            15,875                                15,875
5% Junior convertible preferred stock, $100.00 per
  share redemption value: 150,000 shares outstanding            16,147              --                16,147
                                                              --------          --------            --------
     Total redeemable preferred stock                           32,022              --                32,022
                                                              --------          --------            --------

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock, $.01 par value:
  1,000,000 shares authorized; 287,160 shares issued as
  redeemable preferred stock
Common stock, $.01 par value:  25,000,000 shares
  authorized; 4,434,232 shares issued and outstanding               45                                    45
Additional paid-in capital                                      47,028                                47,028
Retained earnings (deficit)                                   (119,935)            1,179(f)         (118,756)
                                                              --------          --------            --------

   Total stockholders' deficit                                 (72,862)            1,179             (71,683)
                                                              --------          --------            --------

     Total liabilities and stockholders' deficit              $ 31,272          $   (205)           $ 31,067
                                                              --------          --------            --------
                                                              --------          --------            --------



       See notes to pro forma condensed consolidated financial statements.

                     Grubb & Ellis Company and Subsidiaries
         Notes to Pro Forma Condensed Consolidated Financial Statements


(a)  Revenues -

     The pro forma adjustment represents actual operating revenues for the Southern California residential brokerage operations for 1993.


(b)  Costs and Expenses -

     Reflects actual operating expenses for 1993 including a minor amount of associated corporate general and administrative expenses.


(c)  Provision for Income Taxes -

     Due to available operating loss carryforwards, the provision for income taxes reflects only applicable state franchise taxes.


(d)  Assets -

     The Buyer reimbursed the Company approximately $79,000 for certain prepaid expenses related primarily to brochures and advertising as of September 30, 1994. Prepaid and other current assets were also reduced by $228,000 relating primarily to the reclassification of items previously reserved for at December 31, 1993.

     Net real estate brokerage commissions receivable in the amount of $250,000 relate to commissions to be received from the Buyer for certain pending real estate transactions and listings.

     Net equipment and leasehold improvements in the amount of $227,000 were transferred to the Buyer.


(e)  Liabilities -

     Accrued office and closure costs were reduced by $1,305,000 reflecting the adjustment of reserve estimates established December 31, 1993 for the closure and or sale of the Southern California residential offices. Such adjustment reflects an amount that would have been recorded had the sale been transacted on September 30, 1994. The remaining reserve relates to the remaining net lease liability exposure of these residential offices and other non-residential offices targeted for closure. Should the Buyer perform under the remaining lease liability that it assumed and which extends to November 1997, remaining reserves related to the residential offices of approximately $850,000 will be reduced in future periods.

                     Grubb & Ellis Company and Subsidiaries
   Notes to Pro Forma Condensed Consolidated Financial Statements, (CONTINUED)




(e)  Liabilities - (CONTINUED)

     Other accrued expenses were adjusted by $79,000 representing the elimination of deferred free rent on office space and certain other liabilities as a result of the sale.


(f)  Retained Earnings (Deficit) -

     The reduction to retained deficit in the amount of $1,179,000 is the net result of the gain on the disposition of the Southern California residential brokerage operations and the adjustment of related assets and liabilities as of September 30, 1994, not November 17, 1994, the date of sale.


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